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                                                                    EXHIBIT 10.3

                             SUBSCRIPTION AGREEMENT

VAALCO International, Inc.
4600 Post Oak Place, Suite 309
Houston, Texas 77027

Ladies and Gentlemen:

     This subscription agreement (this "Agreement") is intended to set forth certain agreements of the undersigned (the "Stockholder") and VAALCO International, Inc., a Delaware corporation (the "Company"), with respect to the offering for sale by the Company of shares of common stock, par value $.001 per share (the "Common Stock").

     1. Subscription. Subject to the terms and conditions hereof, the Stockholder, hereby irrevocably subscribes for and agrees to purchase 10,000 shares of Common Stock (collectively, the "Shares") for the sum of $3,291,315 in cash on or before December 31, 2002.

     2. Acceptance of Subscription: Delivery of Shares. The Stockholder understands and agrees that this subscription is made subject to the following terms and conditions:

          (a) The subscription for the Shares shall be deemed to be accepted only when this Subscription Agreement has been accepted in writing by the Company;

          (b) The Shares to be issued and delivered on account of this subscription will be issued in the name of, and delivered to, the Stockholder or its assignee, and the Stockholder agrees to comply with the terms of this Agreement; and

     3. Miscellaneous.

          (a) This Agreement shall be governed by and construed in accordance with the laws of Texas, notwithstanding principles of conflicts of laws.

          (b) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and may be amended only by a writing executed by all parties hereto.

          (c) This Agreement and the terms and conditions contained herein shall be binding upon the heirs, executors, legal representatives, administrators, successors and permitted assigns of the Stockholder. The rights, interests or obligations of the Stockholder under this Agreement may be assigned or otherwise transferred with the prior written consent of the Company.

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     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of
                        , 2002.
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                                              ----------------------------------
                                              VAALCO ENERGY, INC.

The Company hereby accepts the foregoing subscription subject to the terms and
conditions hereof as of                      , 2002.
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                                              VAALCO INTERNATIONAL, INC.


                                              By:
                                                  ------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------

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